10. INCOME TAXES	12 Months Ended
Sep. 30, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES

10. INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities as of September 30, 2012 and 2011 are as follows:

	September 30,
	2012	2011

Deferred tax assets:
Allowance for loan losses	$2,557	$2,474
Accruals and stock based compensation	1,288	1,103
Impairments on securities	12	30

Total deferred tax assets	3,857	3,607

Deferred tax liabilities:
Deferred loan fees and costs – net	261	210
Tax over book depreciation	1,392	1,274
Net unrealized gain on investment securities	484	258
Dividends on FHLB stock	101	350
Other	352	290

Total deferred tax liabilities	2,590	2,382

Net deferred tax asset	$1,267	$1,225

The components of income tax expense are as follows:

	Year Ended September 30,
	2012	2011	2010_

Current	$3,923	$3,086	$4,548
Deferred	(268)	388	(1,182)
	$3,655	$3,474	$3,366

Income taxes differ from the amounts computed by applying the U.S. Federal income tax rate of 34% to earnings before income taxes. The reasons for these differences are as follows:

	Year Ended September 30,
	2012	2011	2010

Taxes computed at statutory rates	$3,720	$3,639	$3,559
Decrease in taxes due to net nontaxable income	(330)	(205)	(200)
Increase in taxes due to nondeductible expenses	166	40	42
Tax credits	—	—	(35)
Other	99	—	—

	$3,655	$3,474	$3,366

Effective tax rate	33.4%	32.5%	32.2%

GAAP does not require that deferred income taxes be provided on certain portions of the allowance for loan losses that existed as of September 30, 1988. At September 30, 2012, retained earnings include approximately $4.4 million representing such allowances for which no deferred income taxes have been provided.